UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 7, 2003
                                ----------------


                                  PANACO, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-26662                43-1593374
      --------------             ---------------          ----------------
(State or other jurisdiction (Commission File Number)      (IRS Employer
     of Incorporation)                                   Identification No.)

                1100 Louisiana, Suite 5100, Houston, Texas 77002
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 970-3100
                                ----------------

Item 5.  Other Events

     On February 7, 2003, Panaco, Inc. (the "Company") announced that Robert McMillan has resigned from its Board of Directors and that Michele Paige has been elected to its Board of Directors.

     A copy of the press release issued by the Company is filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         99.1.    Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 7, 2003


                                  PANACO, INC.

                                  By: /s/ A. Theodore Stautberg, Jr.
                                      -------------------------------------
                                      A. Theodore Stautberg, Jr.
                                      President and Chief Executive Officer

                                                                    Exhibit 99.1

            PANACO, Inc. Announces Changes in its Board of Directors

Houston, TX, February 7, 2003 - PANACO, Inc. ("Company") (AMEX:PNO), an oil and gas exploration and production company, announced today that Robert McMillan has resigned from its Board of Directors and that Michele Paige has been elected to its Board.

The Company is very pleased to announce that Michele Paige, who currently serves as a senior investment professional of Icahn Associates Corp., has been elected to the Board. Ms. Paige received her MBA from Harvard Business School and her J.D. from Yale Law School. She formerly served as a research associate at the Conference Board, an economic think-tank, where she specialized in mergers and acquisitions.





     PANACO, Inc. is an independent oil and gas exploration and production Company focused primarily on the Gulf of Mexico and the Gulf Coast Region. The Company acquires producing properties with a view toward further exploitation and development, capitalizing on state-of-the-art 3-D seismic and advanced directional drilling technology to recover reserves that were bypassed or previously overlooked. Emphasis is also placed on pipeline and other infrastructure to provide transportation, processing and tieback services to neighboring operators. PANACO's strategy is to systematically grow reserves, production, cash flow and earnings through acquisitions and mergers, exploitation and development of acquired properties, marketing of existing infrastructure, and a selective exploration program.

     Forward-looking statements in this press release are intended to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including drilling risks, uncertainties in estimating reserves, risks inherent in oil and gas operations, volatility in oil and gas prices, the Company's ability to successfully negotiate a restructuring of its debt with its creditors, the ability of the Company to successfully emerge from bankruptcy, the ability of the Company to operate successfully during the reorganization proceeding, and other risks and uncertainties set forth in greater detail in the 2001 PANACO Annual Report on Form 10-K. No assurances can be given that actual results will not differ materially from those contained in such forward-looking statements. Forward-looking statements are made as of the date hereof and PANACO undertakes no obligation to update or revise such statements in the event of later changes.